Exhibit 32


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on form 10-KSB/A (Amendment
2) for the Year Ended September 30, 2004 (the "Report") by CaminoSoft Corp., the undersigned hereby certifies that:

1.    The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                             /s/ Stephen Crosson
                                             -----------------------------------
                                             Stephen Crosson
                                             Chief Financial Officer &
                                             Chief Operating Officer

Exhibit 32


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on form 10-KSB/A (Amendment
2) for the Year Ended September 30, 2004 (the "Report") by CaminoSoft Corp., the undersigned hereby certifies that:

3.    The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                             /s/ Michael Skelton
                                             -----------------------------------
                                             Michael Skelton
                                             Chief Executive Officer